UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 14, 2012
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

    2012 Senior Executive Company Incentive Plan

    On February 14, 2012, the Compensation Committee of the Board of Directors of Rovi Corporation (the “Company”) approved the 2012 Senior Executive Company Incentive Plan (the “Plan”), which is only applicable to the Chief Executive Officer and his executive-level direct reports.  Named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) will participate in the Plan.  A copy of the Plan is attached to this report as Exhibit 10.1.

    Under the terms of the Plan, employees are provided cash incentive awards based upon the Company’s and the individual employee’s performance.  Company performance is based upon the Company achieving a worldwide adjusted pro forma revenue target and a worldwide adjusted pro forma operating profit target.  Individual performance is based upon the evaluation of the individual employee’s performance and contribution for the fiscal year.  Awards under the Plan will be weighted by Company and individual performance components.  Awards are targeted as a percentage of a participant’s annual salary.  Subject to the Compensation Committee’s approval, the Chief Executive Officer has discretion to vary the award to his executive-level direct reports based on his assessment of the individual’s performance and contribution for the fiscal year.  The Compensation Committee set the 2012 bonus targets and weighting for the named executive officers listed below at the same level as in effect at the end of 2011 as follows:

		Percentage of Target
Name and Title	2012 Target (% of Base Salary)	Company Performance	Individual Performance
Thomas Carson President & Chief Executive Officer	100%	100%	0%
James Budge Chief Financial Officer	65%	75%	25%
Stephen Yu EVP & General Counsel	60%	75%	25%

    2011 Bonuses

    On February 14, 2012, the Compensation Committee of the Board of Directors awarded bonuses to the Company’s named executive officers in respect of the officers’ and the Company’s 2011 performance. The bonus awards were based on the achievement of specified targets with respect to the Company’s 2011 financial results and on each named executive officer’s individual performance.  The bonus amount for Mr. Carson includes commissions earned while serving as EVP, Worldwide Sales during 2011.  The 2011 bonuses approved by the Compensation Committee for the named executive officers are as follows:

Name and Title	2011 Bonus Paid
Alfred J. Amoroso Former President & Chief Executive Officer	$974,478

Thomas Carson President & Chief Executive Officer	$239,481
James Budge Chief Financial Officer	$281,775
Stephen Yu Executive Vice President & General Counsel	$216,825

    2012 Base Salaries

    On February 14, 2012, the Compensation Committee also approved increases to the base salaries for each of the named executive officers (other than the Chief Executive Officer and the Former Chief Executive Officer which have been previously disclosed and were not changed) for 2012.  The Compensation Committee annually evaluates the performance and determines the compensation of the Company’s officers based on the Compensation Committee’s assessment of the Company’s and each individual’s performance, as well as compensation for competitive positions at companies in a peer group established annually by the Compensation Committee. The 2012 base salaries approved by the Compensation Committee for the named executive officers listed below are as follows:

Name and Title	2012 Base Salary
James Budge Chief Financial Officer	$467,500
Stephen Yu Executive Vice President & General Counsel	$364,000

Stock Option Grants

On February 14, 2012, the Compensation Committee approved stock option grants to certain of the Company’s named executive officers. The stock options will be granted on March 1, 2012 with an exercise price equal to the closing price of the Company’s common stock on the date of grant.  The options vest as to one-fourth of the total shares on the first anniversary of the date of grant, and an additional one-forty-eighth (1/48th) of the option shares available for exercise each month thereafter through the fourth anniversary of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date.  The term of each option is seven years from the date of grant. The stock option grants to all such named executives will be made from the Company’s 2000 Equity Incentive Plan.  The stock option grants approved by the Compensation Committee to the named executive officers are as follows:

Name and Title	Options to be Granted on 3/1/12
James Budge Chief Financial Officer	100,000
Stephen Yu Executive Vice President & General Counsel	50,000

Restricted Stock Grants

On February 14, 2012, the Compensation Committee also approved grants of restricted stock to certain of the Company’s named executive officers to be granted on March 1, 2012.  The restricted stock will be granted pursuant to the Company’s 2008 Equity Incentive Plan and such restricted stock shall have a purchase price equal to $0.001 per share, par value.  The restricted stock granted to an executive shall be subject to a four-year vesting schedule, with one-quarter (1/4) of the shares vesting on the first anniversary of the grant date, and an additional one-quarter (1/4) of the shares vesting on each of the second, third and fourth anniversaries of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date.  The restricted stock grants approved by the Compensation Committee for the named executive officers are as follows:

Name and Title	Restricted Stock to Be Granted on 3/1/12
James Budge Chief Financial Officer	30,000
Stephen Yu Executive Vice President & General Counsel	20,000

Performance-Based Restricted Stock Grants

On February 14, 2012, the Compensation Committee also approved performance-based grants of restricted stock to certain of the Company’s named executive officers to be granted on March 1, 2012 (the “Performance-Based Vesting Shares”).  The Performance-Based Vesting Shares will be granted pursuant to the Company’s 2008 Equity Incentive Plan and Performance-Based Vesting Shares shall have a purchase price equal to $0.001 per share, par value.  The Performance-Based Vesting Shares shall vest over a period of up to four years based on the achievement of total annual (measured on a calendar year basis) adjusted pro forma operating profit (“ APF Operating Profit ”) performance metrics outlined in the chart below, with vesting commencing at 80% of APF Operating Profit plan and increasing in increments through 110% of APF Operating Profit plan, and in accordance with the terms and conditions of the Notice of Restricted Stock Award and Restricted Stock Award Agreement applicable thereto.  The determination of the level of Rovi’s achievement of the APF Operating Profit plan for a given calendar year will be made by the independent Board members and vesting of the Performance-Based Vesting Shares will occur on the date of such determination.  The vesting of the Performance-Based Vesting Shares is conditioned upon the grantee remaining in employment with the Company through the applicable vesting date.

PERFORMANCE VS. APF OPERATING PROFIT PLAN

% of Plan	Vesting Factor
110	1.5
109	1.45
108	1.4
107	1.35
106	1.3
105	1.25
104	1.2
103	1.15
102	1.1
101	1.05
100	1.0
99	0.97
98	0.94
97	0.91
96	0.88
95	0.85
94	0.82
93	0.79
92	0.76
91	0.73
90	0.7
89	0.67
88	0.64
87	0.61
86	0.58
85	0.55
84	0.52
83	0.49
82	0.46
81	0.43
80	0.4
Below 80	0

    The Performance-Based Vesting Shares approved by the Compensation Committee for the named executive officers are as follows:

Name and Title	Restricted Stock to Be Granted on 3/1/12
James Budge Chief Financial Officer	20,000
Stephen Yu Executive Vice President & General Counsel	10,000

Item 9.01    Financial Statements and Exhibits

    The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
10.1	2012 Senior Executive Company Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)
Date: February 17, 2012	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel